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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 12, 2001

                                  Biogen, Inc.
             (Exact name of Registrant as specified in its charter)


Massachusetts                    0-12042                         04-3002117
--------------                 ------------                 -------------------
(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)


                               14 Cambridge Center
                               Cambridge, MA 02142
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (617) 679-2000



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ITEM 5.   OTHER EVENTS.

         On June 12, 2001, the Registrant publicly disseminated a press release announcing the results of two Phase III clinical trials of its AMEVIVE(TM) (alefacept) product. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

        99.1      The Registrant's Press Release dated June 12, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BIOGEN, INC.

                                         By: /s/ Thomas J. Bucknum
                                             ----------------------------------
                                             Thomas J. Bucknum
                                             Vice President - General Counsel



Date: June 14, 2001



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                                  EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------

99.1                       The Registrant's Press Release dated June 12, 2001